                                   Exhibit 1.6

Industry Canada          Industrie Canada

                                                                                     FORM 9                        FORMULE 9
Canada Business          Loi canadienne sur les                              ARTICLES OF AMALGAMATION           STATUTS DE FUSION
Corporations Act         societes par actions                                     (SECTION 185)                  (ARTICLE 185)

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1--Name of amalgamated corporation        Denomination de Ia societe
                                          issue de la fusion

                        INTERNATIONAL TELEPRESENCE (CANADA) INC.
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2--The place in Canada where the registered office is to                     Lieu au Canada ou doit etre situe le siege social
   be situated

        Greater Vancouver Regional District, Province of British Columbia
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3--The classes and any maximum number of shares that the                     Categories et tout nombre maximal d'actions que la
   corporation is authorized to issue                                        societe est autorisee a emettre

                                                                                         Preference Shares - Unlimited

                                                                                         Common Shares - Unlimited
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4--Restrictions, if any, on share transfers                                  Restrictions sur le transfert des actions, s'il a lieu

                                                                                         None
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5--Number (or minimum and maximum number) of directors                       Nombre (ou nombre minimal et maximal) d'administrateurs

                                                                                         Minimum Three (3), Maximum Ten (10)
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6--Restrictions, if any, on business the corporation may carry on            Limites imposees a lactivite commerciale de la societe,
                                                                             s'il y a lieu

                                                                                         None
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7--Other provisions, if any                                                  Autres dispositions, s'il y a lieu
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      1. The board of directors may charge, mortgage, hypothecate or pledge all or any of the currently owned or subsequently acquired real or personal, movable or immovable, property of the corporation to secure any debt obligations or any money borrowed, or other debt or liability of the corporation; and

       2. The board of directors may delegate to one or more director or officer of the corporation all or any of the powers conferred on the board of directors to the extent and duration determined by the board of directors at such time the delegation occurred.

8--The amalgamation has been approved pursuant to that section                8--La fusion a ete approuvee en accord avec l'article
   subsection of the Act which is indicated as follows:                          ou le paragraphe de la Loi indique ci-apres.
                                                                                         [ ] 183

                                                                                         [X] 184(1)
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                                                                                         [ ] 184(2)

9--Name of the amalgamating corporations                           Corporation No.        Signature           Date           Title
   Denomination des societes fusionnantes                          No de la societe                                          Titre
               INTERNATIONAL TELEPRESENCE (CANADA) INC.               108563-8-R         /s/Erwin Sui       97.10.08       DIRECTOR
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               INTERNATIONAL TELEPRESENCE CORPORATION                  341089-7          /s/Erwin Sui       97.10.08       DIRECTOR
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FOR DEPARTMENT USE ONLY--A L'USAGE DU MINISTERE SEULEMENT                                Filed - Deposee
Corporation No.-- N(degree)de la societe
                        342454-5                                                           OCT 21 1997

IC 3190 (1/96)

                              IN THE MATTER OF THE
                        CANADA BUSINESS CORPORATIONS ACT

                                       AND

                    IN THE MATTER OF ARTICLES OF AMALGAMATION
                          FILED PURSUANT TO SECTION 185
                                 IN THE NAME OF

                    INTERNATIONAL TELEPRESENCE (CANADA) INC.


                              STATUTORY DECLARATION

I, Erwin Sui, of the City of Vancouver in the Province of British Columbia, DO SOLEMNLY DECLARE THAT:

1. I am a director of International Telepresence (Canada) Inc., an amalgamating corporation, and as such have personal knowledge of the matters herein declared to.

2.       I am satisfied that there are reasonable grounds for believing that:

         (a) each amalgamating corporation can and the amalgamated corporation will be able to pay its liabilities as they become due; and

         (b) the realizable value of the amalgamated corporation's assets will not be less than the aggregate of its liabilities and stated capital of all classes; and

         (c) there are reasonable grounds for believing that no creditor will be prejudiced by the amalgamation.

And I make this solemn declaration conscientiously believing the same to be true and knowing that it is of the same force and effect as if made under oath and by virtue of the Canada Evidence Act.

DECLARED before me at the        )
City of Vancouver, in the        )
Province of British Columbia     )
this 8th day of October 1997.    )
                                 )
                                 )                   /s/Edwin Sui
---------------------------------                    --------------------
A Commissioner for the taking                               Erwin Sui
of Affidavits in the Province of
British Columbia

                           NANCY E. GLAISTER
                         Barrister & Solicitor
                     1700-1188 WEST GEORGIA STREET
                            VANCOUVER, B.C.
                                V8E 4A2
                       Telephone: (604) 884-3323

                              IN THE MATTER OF THE
                        CANADA BUSINESS CORPORATIONS ACT

                                       AND

                    IN THE MATTER OF ARTICLES OF AMALGAMATION
                          FILED PURSUANT TO SECTION 185
                                 IN THE NAME OF

                    INTERNATIONAL TELEPRESENCE (CANADA) INC.


                              STATUTORY DECLARATION


I, Erwin Sui, of the City of Vancouver in the Province of British Columbia, DO SOLEMNLY DECLARE THAT:

1. I am a director of International Telepresence (Canada) Inc., an amalgamating corporation, and as such have personal knowledge of the matters herein declared to.

2.       I am satisfied that there are reasonable grounds for believing that:

         (a) each amalgamating corporation can and the amalgamated corporation will be able to pay its liabilities as they become due; and

         (b) the realizable value of the amalgamated corporation's assets will not be less than the aggregate of its liabilities and stated capital of all classes; and

         (c) there are reasonable grounds for believing that no creditor will be prejudiced by the amalgamation.

And I make this solemn declaration conscientiously believing the same to be true and knowing that it is of the same force and effect as if made under oath and by virtue of the Canada Evidence Act.

DECLARED before me at the        )
City of Vancouver, in the        )
Province of British Columbia     )
this 8th day of October 1997.    )
                                 )
                                          /s/Edwin Sui
---------------------------------         -------------------------
A Commissioner for the taking                      Erwin Sui
of Affidavits in the Province of
British Columbia

                           NANCY E. GLAISTER
                         Barrister & Solicitor
                     1700-1188 WEST GEORGIA STREET
                            VANCOUVER, B.C.
                                V8E 4A2
                       Telephone: (604) 884-3323

                                                                       FORM 6                             FORMULE 6
Industry Canada            Industrie Canada                     NOTICE OF DIRECTORS                LISTE DES ADMINISTRATEURS
                                                                OR NOTICE OF CHANGE                   OU AVIS DE CHANGMENT
Canada Business            Loi canadienne sur les                   OF DIRECTORS                    DES ADMINISTRATEURS
                                                                (SECTIONS 106 and 113)                  (ARTICLES 106 et 113)
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1 --Name of Corporation-- Denomination de la societe            2--Corporation No.-- N(degree)de la societe
    INTERNATIONAL TELEPRESENCE (CANADA) INC.                                  342454-5
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3--The following persons became directors of this               Les personnes suivantes sont devenues administrateurs de la
   corporation                                                  presente societe
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Name                 Effective Date              Residential address-- Adresse               Occupation          Resident Canadian--
Nom                  Date dentree en vigueur:          domiciliaire                                                     Y/N
                                                                                                                 Resident canadien--
                                                                                                                        O/N
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Erwin Sui              October 15, 1997          3347 Trutch Street, Vancouver,
                                                 B.C. V6L 2T3                           Barrister & Solicitor           YES

Morden C. Lazarus      October 15, 1997          54 Merton Road, Hampstead,
                                                 Que. H3X 1L9                           Barrister & Solicitor           YES

Bruce P. Lawrence      October 15, 1997          1909 Fieldgate Drive, Burlington,
                                                 Ont. L7P3H4                            Business Consultant             YES
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4--The following persons ceased lobe directors of this          Les personnes suivantes ont cesse d'etre administrateurs de Ia
   corporation                                                  presente societe
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Name                 Effective Date              Residential Address -- Adresse residentielle Nom dentree en vigueur: .
                     Date
Stafford Kelley                                  221 Arichat Road, Oakville,
                       January 20, 1998          Ontario L6J 6C6
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Name                 Effective Date              Residential address-- Adresse               Occupation          Resident Canadian--
Nom                  Date dentree en vigueur:          domiciliaire                                                     Y/N
                                                                                                                 Resident canadien--
                                                                                                                        O/N
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Erwin Sui                                        3347 Trutch Street, Vancouver,
                                                 B.C. V6L 2T3                           Barrister & Solicitor           YES

Morden C. Lazarus                                54 Merton Road, Hampstead,
                                                 Que. H3X 1L9                           Barrister & Solicitor           YES

Bruce P. Lawrence                                1909 Fieldgate Drive, Burlington,
                                                 Ontario L7P 3H4                        Business Consultant             YES
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Date                             Signature                          Description of Office - Description du poste

     January 21, 1998                        Edwin Sui                             Director


7530-21-936-1388 (01-93) 46                                         Filed - Deposee